                                                                    EXHIBIT 10.2

                            SEATTLE FILMWORKS, INC.
                            1987 STOCK OPTION PLAN
                             AMENDED AND RESTATED
                              AS OF APRIL 1, 1996


     This Stock Option Plan (the "Plan") provides for the grant of options (the "Options") to acquire shares of Common Stock, $.01 par value (the "Common Stock") of Seattle FilmWorks, Inc. (the "Corporation").

     1.   PURPOSES
          --------

     The purposes of this Plan are to retain the services of valued key employees and consultants of the Corporation and such other persons as the Plan Administrator shall select in accordance with Section 3 below, to encourage such employees to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders, to serve as an aid and inducement in the hiring of new key employees and to provide an equity incentive to directors, consultants and other persons selected by the Plan Administrator.

     2.   ADMINISTRATION
          --------------

     This Plan shall be administered by the Board of Directors of the Corporation (the "Board"), if each director is both a "disinterested person" (as defined below) and an "outside director" (as defined below). If all directors are not "disinterested persons" and "outside directors," or if the Board so desires, the Plan shall be administered by a committee designated by the Board and composed solely of two (2) or more members of the Board, each of whom is a "disinterested person" and an "outside director" which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of this Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A

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

majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board, or any committee thereof appointed to administer the Plan, is referred to herein as the "Plan Administrator." "Disinterested person" shall be defined by reference to the rules and regulations promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). "Outside director" shall be defined by reference to the regulations promulgated under Section 162(m)(4)(C)(i) of the Code.

     Subject to the provisions of the Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, (a) to construe and interpret the Plan; (b) to define the terms used herein; (c) to prescribe, amend, and rescind rules and regulations relating to the Plan; (d) to correct any defect, supply any omission or reconcile any inconsistency herein; (e) to determine the individuals to whom Options to purchase shares of Common Stock shall be granted under the Plan; (f) to determine the time or times at which Options shall be granted under the Plan;
(g) to determine the number of shares of Common Stock subject to each Option, the Option Price, the duration of each Option granted under the Plan and the times at which each Option shall become exercisable; (h) to determine all of the other terms and conditions of Options granted under the Plan; and (i) to have all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. All decisions, determinations, and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs, and beneficiaries.

     The Board or the Committee may delegate to one or more executive officers of the Corporation the authority to grant Options under this Plan to employees of the Corporation who, at the time of grant, are neither subject to Section 16(b) of the Exchange Act with respect to the Common Stock nor a "covered employee" within the meaning of Section 162(m)(3) of the Code ("Non-Insiders") and in connection therewith the authority to determine: (a) the number of shares of Common Stock subject to such Option; (b) the duration of the Option;
(c) the vesting schedule for determining the times at which such Option shall become exercisable; and (d) all other terms and conditions of such Options. The exercise price for any Option granted by action of an executive officer pursuant to such delegation of authority shall not be less than the fair market value per share of the Common Stock on the Date of Grant. Unless expressly approved in advance by the Board or the Committee, such delegation of authority shall not include the authority to accelerate the vesting, extend the period for exercise or otherwise alter the terms of outstanding Options. The term "Plan Administrator" when used in any provision of this Plan other than Sections 2, 5(m) and 12 shall be deemed to refer to the Board or the Committee, as the case may be, and an executive officer who has been authorized to grant Options pursuant hereto, insofar as such provision may be applied to Non-Insiders and Options granted to Non-Insiders.

     Pursuant to action taken by the Board, the President of the Corporation is authorized to grant options to Corporation personnel, all of whom must be Non-Insiders, in amounts to be determined from time to time by the Board.

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

     3.   ELIGIBILITY
          -----------

     Options may be granted to any individual who, at the time the Option is granted, is an employee, officer, consultant or independent contractor of the Corporation or any "related corporation" (as defined below). Options may also be granted to directors who are not employees of the Corporation, but solely upon the terms and conditions set forth in Section 6 hereof. Options may be granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Options also may be granted in exchange for outstanding Options. No person shall be granted options to purchase more than 375,000 shares of Common Stock in any fiscal year (subject to adjustment as set forth in Section 5(m) hereof). Any person to whom an Option is granted under this Plan is referred to herein as an "Optionee."

     As used in this Plan, the term "related corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain. When referring to a parent corporation, the term "Related Corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of granting of the Option, each of the corporations other than the Corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

     4.   STOCK
          -----

     Options to acquire an aggregate of 4,603,125 shares of the Corporation's authorized but unissued, or reacquired, Common Stock, subject to adjustment as set forth in Section 5(m) hereof, may be granted pursuant to this Plan and the Corporation's

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

Amended and Restated Incentive Stock Option Plan ("Incentive Plan"). Of these 4,603,125 shares, 540,000 shares are available exclusively for grant to certain directors of the Corporation under Section 6 hereof. In the event that any Option granted pursuant to either this Plan or the Incentive Plan expires or is terminated for any reason, those shares of Common Stock allocable to the unexercised portion of such terminated Option may again be subject to an Option granted to the same or to a different Optionee under either this Plan or the Incentive Plan; provided however, that any cancelled Options will be counted
                ----------------
against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

     5.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

     Each Option granted pursuant to this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement"). Agreements may contain such additional provisions, not inconsistent herewith, as the Plan Administrator, in its discretion, may deem advisable. All Options shall also comply with the following requirements:

          a.   Number of Shares
               ----------------

     Each Agreement shall state the number of shares of Common Stock to which it pertains.

          b.   Date of Grant
               -------------

     Each Agreement shall state the date which the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

          c.   Option Price
               ------------

     Each Agreement shall state the price per share of Common Stock at which it is exercisable. The exercise price shall be fixed by the Plan Administrator at whatever price the Plan Administrator may determine in the exercise of its sole discretion, provided that the exercise price shall not be less than 50% of the fair market value of the Common Stock on the Date of Grant. For the purposes of this Section the term "fair market value" on any given day means: (i) if the Common Stock is listed on a national securities exchange, the average of the high and low prices of the Common Stock of the Corporation on such exchange or such other national securities exchange as shall be designated by the Plan Administrator; or (ii) if the Common Stock is traded in the over-the-counter securities market, the last sale price of the Common Stock as quoted by NASDAQ National Market System or, if the common Stock is not quoted in the National Market System, the mean between the closing bid and asked prices of Common Stock as quoted by NASDAQ.

          d.   Duration of Options
               -------------------

     At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5(g) below, the expiration date of the Option, which shall not be later than eleven years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, all Options granted hereunder shall expire ten years and one day from the Date of Grant.

          e.   Vesting Schedule
               ----------------

     In order to ensure that the corporation will receive the benefits contemplated in exchange for the Options granted pursuant hereto, no Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of the grant of the Option and shall be set forth in the Agreement. If no vesting schedule is specified by the Plan Administrator at the time of the grant of an Option hereunder, the Option shall become exercisable in full on the date of completion by the Optionee of five years of employment with the Corporation.

          f.   Acceleration of Vesting
               -----------------------

     The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such time and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described as follows and in Section 5(m) below.

     All outstanding Options shall become immediately vested and fully exercisable on the day before the first to occur of the following events (each an "Event"), unless a majority of the Board of Directors in office on the date an Event occurs shall approve a resolution providing otherwise within three business days after an Event occurs:

          (i) Any Person (as defined in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than a broker, bank or trust company holding Common Stock of the Corporation for the account of customers who are not members of a "group" (within the meaning of Section 13(d) of the Exchange Act), becomes the record or beneficial owner of 30% or more of any class of the Corporation's voting equity securities, as disclosed in the Corporation's stock records or in any other way, including, without limitation, any filing with the Securities and Exchange Commission or otherwise; or

          (ii) The purchase of 30% or more of any class of the Corporation's stock pursuant to any tender offer or exchange offer for shares of the Corporation's stock, other than one made by the Corporation; or

          (iii) Approval by the shareholders of the Corporation (or, if later, approval by the shareholders of a third party) of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 50% of the outstanding shares of the Corporation's stock into securities of a third party, or cash, or property, or a combination of any of the foregoing.

          g.   Term of Option
               --------------

     Each Option shall terminate, to the extent not previously exercised, upon the occurrence or the first of the following events: (i) the expiration of the duration of the Option, as designated by the Plan Administrator in accordance with Section 5(d) above; (ii) the expiration of 95 days from the date of the Optionee's termination of employment with the Corporation (190 days if the Optionee is an officer or director of the Corporation) for any reason whatsoever other than death or disability, or, in the case of Optionees who are not employees of the Corporation, the expiration of 95 days from the date that the Optionee ceases to provide services to or on behalf of the Corporation (190 days if the Optionee is an officer or director of the

Corporation) unless the exercise period is extended by the Plan Administrator to a date not later than the expiration date of the Option; or (iii) the expiration of one year from (A) the date of death of the Optionee or (b) cessation of employment or provision of services by reason of disability.

     For purposes of the Plan, unless otherwise defined in the Agreement, "disability" shall mean any physical, mental or other health condition which substantially impairs the Optionees ability to perform her or his assigned duties for one hundred twenty (120) days or more in any two hundred forty (240) day period or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship. Unless accelerated in accordance with Section 5(f) above, unvested Options shall terminate immediately upon the termination of employment of the Optionee by the Corporation for any reason whatsoever, including death or disability.

          h.   Exercise of Options
               -------------------

     Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole shares may be issued pursuant to an Option, and to the extent than an Option covers a fraction of a share, it is unexercisable. Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate Option exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5(i) hereof. The corporation shall not be obligated to issue, transfer, or deliver a certificate of Common Stock to any Optionee, or to his personal representative, until the aggregate Option Price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by the Optionee for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

          i.   Payment upon Exercise of Option
               -------------------------------

     Upon exercise of any Option the aggregate Option exercise price shall be paid to the Corporation in cash or by certified or cashier's check. In addition, an Optionee may pay for all or any Stock purchased upon the exercise of any Option by delivering to the corporation shares of Stock previously held by such Optionee or, with the permission of the Plan Administrator, by having shares withheld from the amount of shares of Stock to be received by the Optionee (provided that at the time of any such exercise the Optionee then holds shares of Stock with a market value of at least the exercise price), or by complying with any other payment mechanism which the Plan Administrator may approve from time to time. The shares of Stock received by the Corporation or withheld by the Corporation as payment for shares of Stock purchased upon the exercise of Options shall have a fair market value (as established by the Plan Administrator) equal to the aggregate Option exercise price (or portion thereof) to be paid through the exchange of previously held shares of Stock or through the withholding of shares of Stock to be received by the Optionee upon exercise.

          j.   Rights as a Shareholder
               -----------------------

     An Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the Optionee becomes a record holder of such shares, irrespective of whether he has given notice of exercise. Subject to the provisions of Section 5(m) hereof, no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether the Optionee has given notice of exercise.

          k.   Transfer of Option
               ------------------

     Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option under this Plan or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred hereby, such Option shall thereupon terminate and become null and void.

          l.   Securities Regulation and Tax Withholding
               -----------------------------------------

               (1) No Option shall be exercisable unless the Option and the Common Stock to be issued pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such shares.

     Each Agreement shall contain adequate provisions to assure that there are no violations of the relevant provisions of laws. Where necessary to effect exemption from registration under such laws, an Optionee hereunder shall be required, upon the exercise of an Option, to take the Common Stock with investment intent and not with a view to its distribution, and to present to the Plan Administrator a letter to that effect in a form suitable to the Plan Administrator. The Plan Administrator may take such other action or require such other action or agreement by an Optionee as may from time to time be necessary to comply with appropriate federal and state securities laws. This provision shall in no way obligate the Corporation to undertake the registration of the Options or shares of Common Stock issuable upon exercise thereof.

               (2) The Plan Administrator may take such measures as it deems appropriate to ensure that the Corporation's obligations under the withholding provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and other provisions of state and federal laws are satisfied in respect of the grant or exercise of Options.

               (3) Issue, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

          m.   Stock Dividend, Reorganization or Liquidation
               ---------------------------------------------

     Until the Optionee becomes a record holder of the shares of Common stock covered by each outstanding Option, the number of such shares and the Option Price per share thereof shall be proportionately adjusted for an increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares, payment of a stock dividend, or any other increase or decrease in the number of shares effected by the Corporation without receipt of or for a nominal consideration, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under
Section 4 of this Plan (including those shares which are reserved for Options granted under Section 6 hereof) and the number of shares underlying Options granted pursuant to Section 6(a) hereof shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Corporation or the Corporation's shareholders.

     In the event the presently authorized capital stock of the Corporation is changed into the same number of shares with a different par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

     If the Corporation is the surviving or resulting corporation in any "reorganization," as that term is defined in Section 368 of the Code, each outstanding Option shall apply to such securities of the Corporation after the reorganization as a holder of the number of shares of Common Stock subject to the Option would be entitled under the terms of the reorganization. If, pursuant to the terms of any reorganization in which the Corporation is not the surviving or resulting corporation, Options granted hereunder are assumed by the surviving or resulting corporation, each Option shall continue in full force and effect, and shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to the Option would be entitled under the terms of the reorganization. Should any such surviving or resulting corporation assume Options granted hereunder, the type and terms of securities of the surviving or resulting corporation to which Options would then be deemed to apply shall be fixed solely by the terms of any applicable reorganization agreement, and holders of Options shall have no rights whatsoever concerning the type and terms of the substituted securities to which Options would then apply. In particular, holders of Options shall have no rights as to the setting of distribution, payment, expiration or maturity dates of any preferred stock, certificates of contingent interest, bonds, debentures, warranties, rights, Options or other securities of any surviving or resulting corporation, with respect to the date or dates of exercise of such Options, and any such distribution, payment, expiration or maturity dates and shall be determined solely by the terms of the reorganization agreement. In the event of any dissolution or liquidation of the Corporation, or of any reorganization in which the Corporation is not the surviving or the resulting corporation, and in connection with which no assumption of or substitution of new Options for Options is made, each outstanding Option shall terminate as of the effective date of such dissolution liquidation or reorganization. In lieu of assuming any Option, any resulting or surviving corporation may substitute new Options ("Substitute Options") for Options and in such event each outstanding Option shall terminate as of the date of effectiveness of the corresponding Substitute Option. In the event of any such reorganization, surviving Options or Substitute Options shall have the same vesting dates as the corresponding Options granted hereunder.

     The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of the Plan, or by the applicable terms of any assumption or substitution document, any adjustments so made shall be final, binding and conclusive.

     Except as provided in this Section 5(m), no Optionee shall have rights by reason of any subdivision or consolidation of shares of Common Stock of any class including shares of Common Stock, or the payment of any Common Stock dividend on shares of Common Stock or any other increase or decrease in the number of shares of Common Stock, or by reason of any liquidation, dissolution, corporate combination or division; and any issue by the Corporation of shares of Common Stock of any class including shares of Common Stock, or securities convertible into shares of Common Stock of any class including shares of Common Stock, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Option.

     The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     6.   NON-EMPLOYEE DIRECTORS
          ----------------------

     Directors who are not also employees of the Corporation ("Non-Employee Directors") shall be eligible to receive Options under the Plan only in accordance with the terms and conditions of this Section 6.

          a.   Number of Shares and Date of Grant
               ----------------------------------

     Each Non-Employee Director shall automatically receive an annual Option to purchase up to 7,500 shares of Common Stock of the Corporation, subject to adjustment as set forth in Section 5(m) hereof. The annual Date of Grant shall be the first Wednesday of March for so long as shares are available for grant pursuant to Section 4.

          b.   Option Price
               ------------

     The exercise price shall be the fair market value of the Corporation's Common Stock on the Date of Grant. For the purposes of this Section the term "fair market value" on any given day means: (i) if the Common Stock is listed on a national securities exchange, the average of the high and low prices of the Common Stock of the Corporation on such exchange or such other national securities exchange as shall be designated by the Plan Administrator; or (ii) if the Common Stock is traded in the over-the-counter securities market, the last sale price of the Common Stock as quoted by NASDAQ National Market System or, if the Common Stock is not quoted in the National Market System, the mean between the closing bid and asked prices of Common Stock as quoted by NASDAQ.

          c.   Duration of Options
               -------------------

     Each Option granted to a Non-Employee Directors shall expire, unless otherwise terminated pursuant to Section 5(g), 5 years from its Date of Grant.

          d.   Vesting Schedule
               ----------------

     In order to ensure that the Corporation will receive the benefits contemplated in exchange for the Options granted pursuant hereto, no Option shall be exercisable until it has vested. Each Option granted to a Non-Employee Director pursuant to this Section 6 shall vest in full on the last day of the Corporation's fiscal year in which the Option was granted, provided that the Non-Employee Director continues to serve as a director on such day.

          e. The provisions of this Section 6 shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

          f.   Other Terms
               -----------

     Except as otherwise provided in this Section 6, all Options granted to Non Employee Directors shall be subject to the provisions of the Plan.

     7.   EFFECTIVE DATE: TERM
          --------------------

     This Plan shall be effective as of January 1, 1987 and Options may be granted by the Plan Administrator from time to time thereafter until December 31, 2005; provided, however, that termination of the Plan shall not terminate any Option granted prior thereto. Options granted by the Board prior to the date of the first meeting of the shareholders of the Corporation duly convened following the effective date of this Plan shall be granted subject to ratification of this Plan by the shareholders of the Corporation at such duly convened meeting, and if shareholder ratification is not obtained at such meeting, each and every Option granted under this Plan shall be null and void and shall convey no rights to the holder thereof.

     8.   NO OBLIGATION TO EXERCISE OPTION
          --------------------------------

     The granting of an Option shall impose no obligation upon the Optionees to exercise such Option.

     9.   NO RIGHT TO OPTIONS OR EMPLOYMENT
          ---------------------------------

     Except as provided in Section 6, whether or not any Options are to be granted hereunder shall be exclusively with the discretion of the Plan Administrator, and nothing contained herein shall be construed as giving any Optionee any right to participate hereunder. Granting of an Option hereunder shall in no way constitute any form of agreement or understanding binding on the Corporation, express or implied, that the Corporation will employ or contract with an Optionee for any length of time.

     10.  APPLICATION OF FUNDS
          --------------------

     The proceeds received by the Corporation from the sale of Common Stock, pursuant to Options granted hereunder, will be used for general corporate purposes.

     11.  INDEMNIFICATION OF PLAN ADMINISTRATOR
          -------------------------------------

     In addition to all other rights of indemnification they may have as members of the Board or of any Committee, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator is liable for willful misconduct; provided within fifteen (15) days after the institution of any such action, suit or proceeding, the members of the Plan Administrator involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

     12.  AMENDMENT OF THE PLAN
          ---------------------

     The Plan Administrators may, at any time, modify or amend this Plan and Options granted hereunder, except that no amendment with respect to an outstanding Option shall be made over the objection of the Optionee thereof; and provided further, that any amendment for which shareholder approval is required by securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements (the "Rule"), in order for the Plan to be eligible or continue to qualify for the benefits of the Rule shall be subject to approval of the requisite percentage of the shareholders of the Corporation in accordance with the Rule. Without limiting the generality of the foregoing, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.


                                        SEATTLE FILMWORKS, INC.

                                        /s/ Case H. Kuehn
                                        ----------------------------------------
                                        Case H. Kuehn, Vice President, Treasurer
                                        and Chief Financial Officer